SECURITIES PURCHASE AGREEMENT

This **SECURITIES PURCHASE AGREEMENT** (the "Agreement"), dated as of 10 Jun 2024, by and between **CONCORDE INTERNATIONAL GROUP LTD.**, a , a British Virgin Islands business company, with office located at 3 Ang Mo Kio Street 62, #01-49 LINK@AMK, Singapore 569139 (the "Company"), and **SOFTBANK ROBOTICS SINGAPORE PTE LTD.**, with its address at 2 Kallang Ave, #07-25 CT Hub, Singapore 339407 (the "Buyer").

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act") and Rule 506(b) promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act; and

B. Buyer desires to purchase from the Company, and the Company desires to issue and sell to the Buyer, upon the terms and conditions set forth in this Agreement, a convertible promissory note of the Company, in the aggregate principal amount of USD$1,000,000.00, and together with any note(s) issued in replacement thereof, in the form attached hereto as Exhibit A, the "Note"), convertible into Class A Ordinary Shares of the Company (the "Shares"), upon the terms and subject to the limitations and conditions set forth in such Note; and

C. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of the Note as is set forth immediately below its name on the signature pages hereto.

NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. Purchase and Sale of Note.

a. Purchase of Note. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, the Note, as further provided herein. As used in this Agreement, the term "business day" shall mean any day other than a Saturday, Sunday, or a day on which commercial banks in the city of New York, New York or Singapore are authorized or required by law or executive order to remain closed.

b. Form of Payment; Use of Proceeds. On the Closing Date: (i) the Buyer shall pay the purchase price of $1,000,000.00 (the "Purchase Price") for the Note, to be issued and sold to it at the Closing (as defined below), by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of the Note, and (ii) the Company shall deliver such duly executed Note on behalf of the Company, to the Buyer, against delivery of such Purchase Price. The Company shall use the net proceeds after expenses received from the sale of the Note for general corporate purposes and for working capital.

c. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 5 and Section 6 below, the date and time of the issuance and sale of the Note pursuant to this Agreement (the "Closing Date") shall be on the date that the Purchase Price for the Note is paid by Buyer pursuant to terms of this Agreement.

d. Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at such location as may be agreed to by the parties (including via exchange of electronic signatures).

2. Buyer's Representations and Warranties. The Buyer represents and warrants to the Company as of the Closing Date that:

a. Investment Purpose. As of the Closing Date, the Buyer is purchasing the Note (the Note and Shares issuable upon conversion of or otherwise pursuant to the Note (the "Conversion Shares" and, together with

the Note, the "Securities") for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

b. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

c. Information. The Buyer and its advisors, if any, have been, and for so long as the Note remains outstanding will continue to be, afforded the opportunity to ask questions of the Company regarding its business and affairs.

d. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

e. Transfer or Re-sale. The Buyer understands that (i) the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel (which may be the Legal Counsel Opinion (as defined below)) that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (b) the Securities are sold pursuant to Rule 144 or other applicable exemption, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) ("Regulation S"), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case).

f. Legends. The Buyer understands that until such time as the Note and Conversion Shares have been registered under the 1933 Act or may be sold pursuant to Rule 144, Rule 144A under the 1933 Act, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A, REGULATION S, OR OTHER APPLICABLE EXEMPTION UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

The legend set forth above shall be removed and the Company shall issue a certificate or book entry statement for the applicable Shares without such legend to the holder of any Security upon which it is stamped or (as requested by such holder) issue the applicable Shares to such holder by electronic delivery by crediting the account of such holder's broker with The Depository Trust Company ("**DTC**"), if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) the Company or the Buyer provides the Legal Counsel Opinion (as contemplated by and in accordance with Section 4(c) hereof) to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected.

g. Authorization; Enforcement. This Agreement has been duly and validly authorized by the Buyer and has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except as may be limited by the exercise of judicial discretion in applying principles of equity.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer as of the Closing Date that, except as set forth in the SEC Documents or in a disclosure schedule to this Agreement:

a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or formed, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and each of its Subsidiaries is duly qualified as a foreign company to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b. Authorization; Enforcement. The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note, and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note, and Conversion Shares, by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, its shareholders, or its debt holders is required, (iii) this Agreement and the Note (together with any other instruments executed in connection herewith or therewith) have been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement, the Note and the other instruments documents executed in connection herewith or therewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principals of equity, or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

c. Capitalization; Governing Documents. As of the date of this Agreement, the Company is authorized to issue up to a maximum of 350,000,000 ordinary shares of a single class with a par value of US$0.00001 each comprising (i) 250,000,000 Class A Ordinary Shares with a par value of US$0.00001 each; and (b) 100,000,000 Class B Ordinary Shares with a par value US$0.00001 each. As of the date of this Agreement, zero Class A Ordinary Shares and 20,888,886 Class B Ordinary Shares are issued and outstanding.

d. Issuance of Conversion Shares. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Note in accordance with its terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

e. No Conflicts. The execution, delivery and performance of this Agreement and the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Formation or Operating Agreement, or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities is subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect), or (iii) trigger any anti-dilution and/or ratchet provision contained in any other contract in which the Company is a party thereto or any security issued by the Company. Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Formation, Operating Agreement or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except where any such violation would not result in a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement and the Note in accordance with the terms hereof or thereof or to issue and sell the Note in accordance with the terms hereof and, upon conversion of the Note, issue Conversion Shares as applicable. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

f. SEC Documents; Financial Statements. The Company has filed a draft registration statement on Form F-1 with the U.S. Securities and Exchange Commission and provided to the Buyer a copy of such draft registration statement along with all information incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents". As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents.

g. Intellectual Property. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's or its Subsidiaries' current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

h. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

i. Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

j. Acknowledgment Regarding Buyer's Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer's purchase of the Securities. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

k. Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), except where the failure to obtain any such Company Permit would not result in a Material Adverse Effect, and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

l. Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

m. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Upon written request the Company will provide to the Buyer true and correct copies of all policies relating to directors' and officers' liability coverage, errors and omissions coverage, and commercial general liability coverage.

n. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any

provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

o. Solvency. The Company (after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by this Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. The Company's financial statements for the year ended December 31, 2022 have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

p. No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an "investment company" required to be registered under the Investment Company Act of 1940 (an "Investment Company"). The Company is not controlled by an Investment Company.

q. No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the transaction hereunder, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

r. Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the "BHCA") and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

s. Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

t. Sanctions Laws. Neither the Company nor any of its Subsidiaries, nor any director or officer of the Company or its Subsidiaries, nor, to the knowledge of the Company, any employee or agent of the Company (acting on behalf of the Company or any of its Subsidiaries), is or is acting under the direction of, on behalf of or for the benefit of a person that is, (i) the subject of sanctions laws or identified on any sanctions or similar lists administered by a governmental authority, including the U.S. Department of the Treasury's Specially Designated Nationals List, the U.S. Department of Commerce's Denied Persons List and Entity List, the U.S. Department of State's Debarred List, HM Treasury's Consolidated List of Financial Sanctions Targets and the Investment Bank List, or any similar list enforced by any other relevant governmental authority, as amended from time to time, or any person owned or controlled by any of the foregoing (collectively, "Prohibited Party"); (ii) the target of any sanctions laws; or (iii) located, organized or resident in a country or territory that is, or whose government is, the target of comprehensive trade sanctions under sanctions laws, including without limitation, as of the date of this Agreement, Crimea, Cuba, Iran, North Korea, Russia, Sudan and Syria.

4. Additional Covenants, Agreements and Acknowledgements.

a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 5 and 6 of this Agreement.

b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyer at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

c. Legal Counsel Opinions. Upon the request of the Buyer from to time to time, the Company shall assist Buyer, at the Buyer's cost, to obtain a customary legal opinion letter of the Company's counsel (the "Legal Counsel Opinion") to the effect that the resale of the Conversion Shares by the Buyer or its affiliates, successors and assigns is exempt from the registration requirements of the 1933 Act pursuant to Rule 144 (provided the requirements of Rule 144 are satisfied and provided the Conversion Shares are not then registered under the 1933 Act for resale pursuant to an effective registration statement) or other applicable exemption (provided the requirements of such other applicable exemption are satisfied).

d. No Short Sales. The Buyer hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company during the period that the Note is outstanding or any period during which the Buyer holds the Shares. For purposes of this Section, "Short Sales" shall include, without limitation, all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the1933 Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

5. Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Note to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

a. The Buyer shall have executed this Agreement and delivered the same to the Company.

b. The Buyer shall have delivered the Purchase Price in accordance with Section 1 (b) above.

c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6. Conditions to The Buyer's Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Note, on the Closing Date, is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion:

a. The Company shall have executed this Agreement and delivered the same to the Buyer.

b. The Company shall have delivered to the Buyer the duly executed Note in such denominations as the Buyer shall request and in accordance with Section 1 (b) above.

c. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of Closing Date, as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

e. The Company shall have delivered to the Buyer (i) a certificate evidencing the formation and good standing of the Company within ten (10) days of the Closing Date and (ii) resolutions adopted by the Company's Board of Directors at a duly called meeting or by unanimous written consent authorizing this Agreement and all other documents, instruments and transactions contemplated hereby.

f. From the date of this Agreement there shall not have occurred a Material Adverse Effect.

7. Governing Law; Miscellaneous.

a. Governing Law; Venue. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced solely and exclusively in accordance with the laws of the State of New York without regard to any statutory or common-law provision pertaining to conflicts of laws. The Company and Buyer agree that courts of competent jurisdiction in New York, New York shall have jurisdiction with regard to any action arising out of any breach or alleged breach of this Note. The parties agree to submit to the personal jurisdiction of such courts and any other applicable court within the New York, New York. The Company and Buyer further agree that the mailing of any process shall constitute valid and lawful process against each party hereto.

b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. A facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature. Delivery of a counterpart signature hereto by facsimile or email/.pdf transmission shall be deemed validly delivery thereof.

c. Construction; Headings. This Agreement shall be deemed to be jointly drafted by the Company and the Buyer and shall not be construed against any person as the drafter hereof. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement, the Note, or any other agreement or instrument delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby or thereby.

e. Entire Agreement; Amendments. This Agreement, the Note, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement or any agreement or instrument contemplated hereby may be waived or amended other than by an instrument in writing signed by the Buyer.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

CONCORDE INTERNATIONAL GROUP LTD
3 Ang Mo Kio Street 62, #01-49
LINK@AMK
Singapore 569139
e-mail: kate.ong@concorde.com.sg

If to the Buyer:

SOFTBANK ROBOTICS SINGAPORE PTE LTD
2 Kallang Ave, #07-25 CT Hub
Singapore 339407
e-mail:
andrew.chow@softbankrobotics
.com

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. The Buyer may assign its rights hereunder to any "accredited investor" (as defined in Rule 501(a) of the 1933 Act) in a private transaction from the Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l. Remedies. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other party by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, each party acknowledges that the remedy at law for a breach of its obligations under this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby or thereby will be inadequate and agrees, in the event of a breach or threatened breach by either party of the provisions of this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby or thereby, that the other party shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby or thereby, and to enforce specifically the terms and provisions hereof and thereof, without the necessity of showing economic loss and without any bond or other security being required.

m. Expenses. All fees, costs, and expenses incurred in connection with this Agreement and all matters related to this Agreement will be paid by the party incurring such fees, costs, or expenses.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

CONCORDE INTERNATIONAL GROUP LTD

By: /s/ Swee Kheng Chua
Name: Swee Kheng Chua
Title: Chief Executive Officer

SOFTBANK ROBOTICS SINGAPORE PTE LTD

By: /s/ Kenichi Yoshida
Name: Kenichi Yoshida
Title: Chief Business Officer & APAC GM

SUBSCRIPTION AMOUNT:

Principal Amount of Note: $1,000,000.00

EXHIBIT A

FORM OF NOTE

[attached hereto]